                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1996 to August 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                          ----------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996

                              CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                              TRUST ACCOUNT #80-4141300
                              REMITTANCE DATE: 9/16/96



                                                  Total         $Per $1,000
                                                  Amount           Original
                                              -------------     -----------
Class A Certificates
(1a) Amount available (including Monthly
     Servicing Fee)                           $6,885,161.60

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      6,885,161.60

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)          6.05%
          b. Class A-1 Interest                  203,002.09      4.41308891
          c. Class A-2 Remittance Rate(6.65%)          6.65%
          d. Class A-2 Interest                  310,333.33      5.54166661
          e. Class A-3 Remittance Rate(6.85%)          6.85%
          f. Class A-3 Interest                  251,166.67      5.70833341
          g. Class A-4 Remittance Rate(7.15%)          7.15%
          h. Class A-4 Interest                  476,666.67      5.95833338
          i. Class A-5 Remittance Rate(7.45%)          7.45%
          j. Class A-5 Interest                  266,958.33      6.20833326
          k. Class A-6 Remittance Rate (7.75%)         7.75%
          l. Class A-6 Interest                  432,708.33      6.45833328
          m. Class A-7 Remittance Rate (8.25%,
             unless Weighted Average Contract Rate     8.25%
             is below 8.25%)                     696,843.13      6.87500005

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                  .00             .00


                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 2


                               CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                               TRUST ACCOUNT #80-4141300
                               REMITTANCE DATE: 9/16/96

                                                      Total $    Per $1,000
                                                       Amount     Original
                                                     ---------  ------------

(4)Remaining:
          a. Unpaid Class A Interest
             Shortfall                                     .00              .00

B.  Principal
    (5)  Formula Principal Distribution
         Amount                                   2,709,271.25              N/A
         a. Scheduled Principal                     659,914.27              N/A
         b. Principal Prepayments                 2,079,303.50              N/A
         c. Liquidated Contracts                      6,623.88              N/A
         d. Repurchases                                    .00              N/A
         e. Current Month Advanced Principal        726,239.08              N/A
         f. Prior Month Advanced Principal        (762,809.48)              N/A

    (6)  Pool Scheduled Principal Balance       509,866,504.45

   (6b)  Adjusted Pool Principal Balance        509,140,265.37     983.68500016
   (6c)  Pool Factor                                0.98368500

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance date          .00

    (8)  Class A Percentage for such Remittance
          Date                                           92.42%

    (9)  Class A Percentage for the following
          Remittance Date                                92.38%

   (10)  Class A Principal Distribution:
         a. Class A-1                             2,709,271.25      58.89720109
         b. Class A-2                                      .00              .00
         c. Class A-3                                      .00              .00
         d. Class A-4                                      .00              .00
         e. Class A-5                                      .00              .00
         f. Class A-6                                      .00              .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 3

                                            CUSIP#'S 393505-
                                            MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                            TRUST ACCOUNT #80-4141300
                                            REMITTANCE DATE: 9/16/96

                                               Total $          Per $1,000
                                               Amount            Original
                                              ---------        ------------

 (11)     Class A-1 Principal Balance         37,555,606.37    816.42622543
(11a)     Class A-1 Pool Factor                   .81642623

 (12)     Class A-2 Principal Balance         56,000,000.00    1000.0000000
(12a)     Class A-2 Pool Factor                  1.00000000

 (13)     Class A-3 Principal Balance         44,000,000.00    1000.0000000
(13a)     Class A-3 Pool Factor                  1.00000000

 (14)     Class A-4 Principal Balance         80,000,000.00    1000.0000000
(14a)     Class A-4 Pool Factor                  1.00000000

 (15)     Class A-5 Principal Balance         43,000,000.00    1000.0000000
(15a)     Class A-5 Pool Factor                  1.00000000

 (16)     Class A-6 Principal Balance         67,000,000.00    1000.0000000
(16a)     Class A-6 Pool Factor                  1.00000000

 (17)     Class A-7 Principal Balance        101,359,000.00    1000.0000000
(17a)     Class A7 Pool Factor                   1.00000000

 (18)     Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                          .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 4

                                             CUSIP#'S 393505-
                                             MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                             TRUST ACCOUNT #80-4141300
                                             REMITTANCE DATE: 9/16/96


C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (19)    31-59 days                       2,009,212.86                    60

   (20)    60 days or more                    557,467.72                    14

   (21)    Current Month Repossessions         99,215.28                     5

   (22)    Repossession Inventory              92,591.40                     4

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date         .11%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                    .05%

(24)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date        .39%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                    .20%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996
                                    Page 5

                                             CUSIP#'S 393505-
                                             MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                             TRUST ACCOUNT #80-4141300
                                             REMITTANCE DATE: 9/16/96

(25)  Cumulative Realized Losses Test
      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                               0%

(26)  Current Realized Losses Test
      (a) Current Realized Losses for current Remittance Date                 0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                              0%

(27)  Class M-1 Principal Balance Test
      (a) The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                               15.67%

(28)  Class B Principal Balance Test
      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $10,351,694.00                                       .00

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                 7.58%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996       CUSIP NO. 393505NC2
                                    Page 6          TRUST ACCOUNT #80-414300
                                                    REMITTANCE DATE: 9/16/96


                                                             Total $            Per $1,000
                                                             Amount              Original
                                                          -------------       -------------
  CLASS M1 CERTIFICATES
  ---------------------
(29)  Amount available (including Monthly
      Servicing Fee)                                       1,508,211.80

  A.   Interest
 (30)  Aggregate interest
       a.  Class M-1 Remittance Rate (8.05%,
          unless Weighted Average Contract
          Rate is below 8.05%)                                    8.05%
       b.  Class M-1 Interest                                277,758.54          6.70833329

 (31)  Amount applied to Class M-1 Interest
       Deficiency Amount                                            .00                   0

 (32)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                            .00                   0

 (33)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall                      .00                   0

 (34)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall                      .00                   0

  B.   Principal
 (35)  Formula Principal Distribution Amount                        .00                 N/A
       a.  Scheduled Principal                                      .00                 N/A
       b.  Principal Prepayments                                    .00                 N/A
       c.  Liquidated Contracts                                     .00                 N/A
       d.  Repurchases                                              .00                 N/A

 (36)  Class M-1 Principal Balance                        41,405,000.00       1000.00000000
(36a)  Class M-1 Pool Factor                                 1.00000000
 (37)  Class M-1 Percentage for such Remittance
       Date                                                        .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996       CUSIP NO. 393505NC2
                                    Page 7          TRUST ACCOUNT #80-4141300
                                                    REMITTANCE DATE: 9/16/96

                                                                Total $            Per $1,000
                                                                 Amount             Original
                                                               ----------         ------------

 (38)  Class M-1 Principal Distribution:
         a.  Class M-1 (current)                                      .00           0.00000000
         b.  Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance
             Date                                                     .00

 (39)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                     .00

 (40)  Class M-1 Percentage for the following
       Remittance Date                                               .00%

  Class B1 Certificates
  ---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                        1,230,453.26

  (2)  Class B-1 Remittance Rate (8.10% unless
       Weighted Average Contract Rate is
       below 8.10%)                                                 8.10%

  (3)  Aggregate Class B1 Interest                             139,758.75           6.75000000

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                          .00                  .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                             .00                  .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                              .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                              .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date                       .00

 (8a)  Class B Percentage for such Remittance Date                    .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996       CUSIP NO. 393505ND0,NE8
                                    Page 8          TRUST ACCOUNT #80-4141300
                                                    REMITTANCE DATE: 9/16/96

                                                                  Total $              Per $1,000
                                                                   Amount               Original
                                                                 ---------            ------------
     (9)  Current Principal (Class B Percentage of
          Formula Principal Distribution Amount)                       .00

     (10a)   Class B1 Principal Shortfall                              .00

     (10b)   Unpaid Class B1 Principal Shortfall                       .00

     (11)    Class B Principal Balance                       38,820,659.00

     (12)    Class B1 Principal Balance                      20,705,000.00

  Class B2 Certificates
  ---------------------
(13)  Remaining Amount Available                              1,090,694.51

(14)  Class B-2 Remittance Rate (8.45%
      unless Weighted Average Contract
      Rate is less than 8.45%)                                       8.45%

(15)  Aggregate Class B2 Interest                               127,564.43              7.04166655

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                            .00                     .00

(17)  Remaining Unpaid Class B2 Interest Shortfall                     .00                     .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                         .00

(19)  Class B2 Principal Liquidation Loss Amount                       .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                             .00

(21)  Guarantee Payment                                                .00

(22)  Class B2 Principal Balance                             18,115,659.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1996       CUSIP NO. 393505-ND0,NE8
                                    Page 9          TRUST ACCOUNT #80-4141300
                                                    REMITTANCE DATE: 9/16/96


                                                                           Total  $          Per $1,000
                                                                            Amount            Original
                                                                          ----------        ------------
     (23)  Monthly Servicing Fee (Deducted from
           Certificate Account balance to arrive at
           Amount Available if the Company or Green
           Tree Financial Corporation is not the
           Servicer; deducted from funds remaining
           after payment of Class A Distribution
           Amount, Class M-1 Distribution Amount,
           Class B-1 Distribution Amount and Class
           B-2 Distribution Amount; if the Company
           or Green Tree Financial Corporation
           is the Servicer)                                               213,588.48

     (24)  Class C Residual Payment                                       749,541.60

     (25)  Class M-1 Interest Deficiency on such
           Remittance Date                                                       .00

     (26)  Class B-1 Interest Deficiency on such
           Remittance Date                                                       .00

     (27)  Repossessed Contracts                                                 .00

     (28)  Repossessed Contracts Remaining
           in Inventory                                                          .00

     (29)  Weighted Average Contract Rate                                   10.26167